Exhibit 99.1

For further information contact: Steve Bono (COM) 630.663.2150 Ernie Mrozek (CFO) 901.766.1268 Marty Ketelaar (INV) 901.597.8847

Clayton, Dubilier & Rice: Thomas Franco 212.407.5225

FOR IMMEDIATE RELEASE
May 4, 2007

SERVICEMASTER ANNOUNCES SPECIAL STOCKHOLDER MEETING DATE

MEMPHIS, Tennessee, May 4, 2007 – The ServiceMaster Company (NYSE: SVM) announced today that it will hold a special meeting of ServiceMaster stockholders on June 28, 2007 at a Chicago area location to be announced.

At the meeting, ServiceMaster stockholders will vote on the previously announced merger agreement providing for the acquisition of ServiceMaster by CDRSVM Topco, Inc., a corporation formed by a fund managed by Clayton, Dubilier & Rice, Inc. Stockholders of record as of the close of business on Tuesday, May 22, 2007 will be entitled to notice of and to vote at the special meeting. Meeting materials are expected to be mailed to stockholders of record beginning Thursday, May 24, 2007.

The ServiceMaster Board of Directors has approved the merger agreement and recommends adoption of the agreement by ServiceMaster’s stockholders. Completion of the transaction is subject to certain conditions, including the approval of a majority of ServiceMaster’s outstanding shares and regulatory approval, and other closing conditions that must be satisfied or waived as permitted by law.

ServiceMaster currently serves residential and commercial customers through a network of over 5,500 company-owned locations and franchised licenses. The Company’s brands include TruGreen, TruGreen LandCare, Terminix, American Home Shield, InStar Services Group, ServiceMaster Clean, Merry Maids, Furniture Medic, and AmeriSpec. The core services of the Company include lawn care and landscape maintenance, termite and pest control, home warranties, disaster response and reconstruction, cleaning and disaster restoration, house cleaning, furniture repair, and home inspection.

About the Transaction

ServiceMaster will file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders, a proxy statement soliciting proxies for the meeting of its stockholders to be called with respect to the acquisition of ServiceMaster by CDRSVM Topco, Inc.

SERVICEMASTER STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THEM BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

ServiceMaster stockholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. ServiceMaster stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents by directing a request by mail or telephone to The ServiceMaster Company, 3250 Lacey Road, Suite 600, Downers Grove, Illinois 60515, Attention: Corporate Secretary, telephone: 630-663-2000, or from ServiceMaster’s website, www.svm.com.

ServiceMaster and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders of ServiceMaster with respect to the proposed acquisition. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in ServiceMaster’s proxy statement relating to the proposed acquisition when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of

ServiceMaster common stock as of February 28, 2007 is also set forth in ServiceMaster’s Form 10-K/A, which was filed with the SEC on April 20, 2007.

Statements in this press release other than historical facts constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, each of which is qualified in its entirety by reference to the following cautionary statements. Forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. ServiceMaster may not be able to complete the proposed merger because of a number of factors, including, among other things, the failure to obtain stockholder approval, the failure of financing or the failure to satisfy other closing conditions. Other risks and uncertainties that may affect forward-looking statements are described in the reports filed by ServiceMaster with the SEC under the Securities Exchange Act of 1934, as amended, including without limitation ServiceMaster’s Annual Report on Form 10-K for the year ended December 31, 2006.